Exhibit 10.59

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. INFORMATION THAT WAS OMITTED IN THE EDGAR VERSION HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE		PAGE OF PAGES 1 | 5
2. AMENDMENT/MODIFICATION NO. 0004		3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO. OS190394	5. PROJECT NO, (If applicable)
6. ISSUED BY	CODE	ASPR-BARDA	7. ADMINISTERED BY (If other than Item 6)	CODE	ASPR-BARDA01

ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201			ASPR-BARDA 330 Independence Ave, SW, Rm G644 Washington DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP code) PFENEX, INC 1358378 FENEX BIOPHARMACEUTICALS, INC. 10790 ROSELLE ST SAN DIEGO CA 921211718			(x)	9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)
			X	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201500011C
10B. DATED (SEE ITEM 13) 08/14/2015
CODE 1358378	FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐    The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers        ☐ is extended,      ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning      copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required)                                Net Increase:                    $4,880,568.00

2017.1992017.25103

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.    THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER (Specify type of modification and authority) 52.217-9, Option to Extend the Terms of the Contract

E.     IMPORTANT: Contractor        ☐  is not        ☒  is required to sign this document and return     1     copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number: 27-1356759

DUNS Number: 013603710

Pfenex - RPA563 and Px563L Advanced Development

1. The purpose of this modification is to exercise the Government’s unilateral right to exercise an Option in accordance with the contract clause FAR 52.217-9, Option to Extend the Term of the Contract.

2. The Government hereby exercises Option No. Option 4: [***] and Option 5: [***].

Continued …

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) HUBERT C. CHEN, CHIEF MEDICAL OFFICER		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) WENDELL CONYERS

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

/s/ Hubert C. Chen (Signature of person authorized to sign)	06 Jan 2017	/s/ Wendell Conyers (Signature of Contracting Officer)	9 Jan 2017

NSN 7540-01-152-8070 PREVIOUS EDITION UNUSABLE	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201500011C/0004	PAGE OF 2 |5

NAME OF OFFEROR OR CONTRACTOR PFENEX, INC 1358378

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Discount Terms: NET 30P Delivery Location Code: HHS HHS 200 Independence Avenue, SW Washington DC 20201 US

	Appr. Yr.: 2017 CAN: 1992017 Object Class: 25103 FOB: Destination Period of Performance: 08/14/2015 to 08/09/2020

	Change Item 5 to read as follows (amount shown is the obligated amount):

5	Option 4 - [***] Obligated Amount: $2,437,723.00				2,437,723.00

	Change Item 6 to read as follows (amount shown is the obligated amount):

6	Option 5 – [***] Obligated Amount: $2,442,845.00				2,442,845.00

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Contract No. HHSO100201500011C	Continuation Sheet Block	Page 3 of 5
Modification #04	14

SUMMARY OF CHANGES

Beginning with the effective date of this modification, the Government and Contractor mutually agree as follows:

1.	The purpose of this modification is to exercise the Government’s unilateral right to exercise an Option in accordance with the contract’s clause FAR 52.217-9, Option to Extend the Term of the Contract.

2.	The Government hereby exercises Option 4: [***] (Duration 12/22/2016 to 09/19/2017) and Option 5: [***] (Duration 12/22/2016 to 12/08/2017) as priced in Article B.3. Estimated Cost of the Contract at Total Price $2,437,723.00 for Option 4 and $2,442,845.00 for Option 5.

3.	Funding and Contract Total Summary: the total funded amount on the contract is hereby increased by $4,880,568 from $15,891,600.00 to $20,772,168.

4.	The Period of Performance for:

Option 4 (CLIN 0005): 12/22/2016 to 09/19/2017

Option 5 (CLIN 0006): 12/22/2016 to 12/08/2017

7)	The Statement of Work (SOW):

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.